SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2005

Accredited Mortgage Loan Trust 2005-3

(Issuer with respect to Securities)

Accredited Home Lenders, Inc.

(Exact name of registrant as specified in its charter)

California	333-124435	33-0426859
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Accredited Mortgage Loan REIT Trust

(Exact name of co-registrant as specified in its charter)

Maryland	333-124435-01	35-2231035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Attention: General Counsel 15090 Avenue of Science San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code (858) 676-2100

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Description of the Notes and the Mortgage Loans

Accredited Home Lenders, Inc. and Accredited Mortgage Loan REIT Trust (the “Registrants”) have registered issuances of an aggregate of up to $4,000,000,000 in principal amount of asset-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File Nos. 333-124435 and 333-124435-01) (as amended, the “Registration Statement”). Pursuant to the Registration Statement, Accredited Mortgage Loan Trust 2005-3, a Delaware statutory trust, issued $1,111,081,000 in aggregate principal amount of its Accredited Mortgage Loan Asset-Backed Notes, Series 2005-3 (the “Notes”) on August 25, 2005 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture (the “Indenture”) attached hereto as Exhibit 4.1, dated as of August 1, 2005, between the Trust and LaSalle Bank National Association, in its capacity as indenture trustee (the “Indenture Trustee”). The Notes evidence indebtedness of the Trust and consist of fourteen classes, Class A-1 Notes, Class A-2A Notes, Class A-2B Notes, Class A-2C Notes, Class A-2D Notes, (the “Class A-2 Notes”), Class M-1 Notes, Class M-2 Notes, Class M-3 Notes, Class M-4 Notes, Class M-5 Notes, Class M-6 Notes, Class M-7 Notes, Class M-8 Notes and Class M-9 Notes (the “Class M Notes,” together with the Class A-1 Notes and Class A-2 Notes, collectively the “Notes”). Also issued, but not offered by the Trust are the Trust Certificates (the “Trust Certificates”) evidencing the ownership interest in the Trust.

The primary assets of the Trust will consist of a pool of residential mortgage loans that contains first and second lien fixed- and adjustable-rate, conforming and non-conforming mortgage loans.

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Item 9.01 -	Financial Statements and Exhibits:

(a) Not applicable

(b) Not applicable

(c) Exhibits:

1.1 Underwriting Agreement, dated August 22, 2005, among Accredited Home Lenders, Inc., as sponsor (the “Sponsor”), Accredited Mortgage Loan REIT Trust, a Maryland real estate investment trust (the “Seller”) and Morgan Stanley & Co. Incorporated, Credit Suisse First Boston LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”).

4.1 Indenture, dated as of August 1, 2005, between Accredited Mortgage Loan Trust 2005-3, a Delaware statutory trust acting through its owner trustee and LaSalle Bank National Association, as Indenture Trustee.

4.2 Amended and Restated Trust Agreement, dated as of August 25, 2005, among the Sponsor, the Seller and U.S. Bank Trust National Association, as Owner Trustee.

8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of August 25, 2005.

10.1 Sale and Servicing Agreement, dated as of August 1, 2005, among Accredited Home Lenders, Inc., as Sponsor and as Servicer, Accredited Mortgage Loan Trust 2005-3, as Issuer and the Indenture Trustee.

10.2 Master Agreement, dated August 25, 2005 between Accredited Mortgage Loan Trust 2005-3 and Swiss Re Financial Products Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Mortgage Loan Trust 2005-3

By:	Accredited Home Lenders, Inc.

By:	/s/ Charles O. Ryan
	Name:	Charles O. Ryan
	Title:	Securitization Coordinator

Dated: August 25, 2005

EXHIBIT INDEX

1.1 Underwriting Agreement, dated August 22, 2005, among Accredited Home Lenders, Inc., as sponsor (the “Sponsor”), Accredited Mortgage Loan REIT Trust, a Maryland real estate investment trust (the “Seller”) and Morgan Stanley & Co. Incorporated, Credit Suisse First Boston LLC, Barclays Capital Inc. and Goldman, Sachs & Co. (collectively, the “Underwriters”).

4.1 Indenture, dated as of August 1, 2005, between Accredited Mortgage Loan Trust 2005-3, a Delaware statutory trust acting through its owner trustee and LaSalle Bank National Association, as Indenture Trustee.

4.2 Amended and Restated Trust Agreement, dated as of August 25, 2005, among the Sponsor, the Seller and U.S. Bank Trust National Association, as Owner Trustee.

8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of August 25, 2005.

10.1 Sale and Servicing Agreement, dated as of August 1, 2005, among Accredited Home Lenders, Inc., as Sponsor and as Servicer, Accredited Mortgage Loan Trust 2005-3, as Issuer and the Indenture Trustee.

10.2 Master Agreement, dated August 25, 2005 between Accredited Mortgage Loan Trust 2005-3 and Swiss Re Financial Products Corporation.